UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 1, 2007
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


       DELAWARE                         000-30575                 91-2032368
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


4991 CORPORATE DRIVE                               HUNTSVILLE, AL          35805
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01       Regulation FD Disclosure.

         On March 1, 2007, Avocent Corporation publicly disseminated a press release announcing revised financial results for its fourth quarter and year ended December 31, 2006 and that it does not expect to pay previously accrued contingent consideration of approximately $27 million in connection with its acquisition of LANDesk Group Limited. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.4 hereto.

Item 9.01       Financial Statements and Exhibits.

(d)     Exhibits.

        Exhibit Number  Description of Exhibit
        --------------  ----------------------
         99.4           Press Release issued March 1, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AVOCENT CORPORATION


Date: March 1, 2007                     By: /s/ Edward H. Blankenship
                                            ------------------------------------
                                            Edward H. Blankenship
                                            Senior Vice President of Finance and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit         Description
-------         -----------
99.4            Press Release dated March 1, 2007